UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017 (April 17, 2017)

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51734 (Commission File Number)	35-1811116 (IRS Employer Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 17, 2017, the Board of Directors of the Company appointed D. West Griffin as the Company’s principal accounting officer effective immediately, replacing R. Patrick Murray, II. The new role is in addition to Mr. Griffin’s existing roles as Executive Vice President and Chief Financial Officer of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 17, 2017 (the “Effective Date”), Calumet GP, LLC (the “Company”), the general partner of Calumet Specialty Products Partners, L.P. (the “Partnership”), entered into an Employment and Transition Agreement (the “Agreement”) with R. Patrick Murray, II, which replaces that certain Employment Agreement by and between Mr. Murray and the Company effective May 7, 2014. Pursuant to the Agreement, Mr. Murray will no longer serve as the Vice President, Chief Accounting Officer and Assistant Secretary of the Company and will begin serving as Vice President - Special Projects of the Company. Pursuant to the Agreement, Mr. Murray will be eligible for a one-time bonus of up to 150% of his current base salary in connection with successful implementation of the SAP enterprise software (the “SAP Bonus”). In the event that Mr. Murray’s employment is terminated by the Company without cause prior to successful implementation of the SAP enterprise software, Mr. Murray will be entitled to continued base salary payments for a period time that will not exceed six months after the separation date. In the event that Mr. Murray is terminated after receiving the SAP Bonus, he will not be entitled to any continued base salary payments. Upon any termination on or after successful implementation of the SAP enterprise software, Mr. Murray is entitled to receive (1) full acceleration of his unvested phantom units awarded under the Partnership’s Long-Term Incentive Plan; and (2) free and clear title to his Company vehicle with a tax gross up cash payment to offset the resulting income taxes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

	By:	CALUMET GP, LLC, its General Partner

April 20, 2017	By:	/s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and Chief Financial Officer